                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2002


                          Discover Card Master Trust I
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                    0-23108                      51-0020270
      --------                    -------                      ----------
     (State of                  (Commission                   (IRS Employer
   Organization)                File Number)                Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                               19720
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(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5.  Other Events

               Series 2002-3. On May 20, 2002, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Series 2002-3 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2002-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99 Series Term Sheet dated May 20, 2002, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2002-3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Discover Card Master Trust I
                                        (Registrant)


                                      By:  Discover Bank
                                           (Originator of the Trust)



Date:  May 22, 2002                        By:  /s/ Michael F. Rickert
                                                ----------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer

                                INDEX TO EXHIBITS

Exhibit           Description                                              Page
-------           -----------                                              ----

Exhibit 99        Series Term Sheet dated May 20, 2002, with respect        5
                  to the proposed issuance of the Floating Rate Class
                  A Credit Card Pass-Through Certificates and the
                  Floating Rate Class B Credit Card Pass-Through
                  Certificates of Discover Card Master Trust I, Series
                  2002-3.